UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 23, 2023

Enliven Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Road
Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)
(720)
647-8519
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Enliven Therapeutics, Inc. (the “
Company
”) held its Annual Meeting of stockholders (the “
Annual Meeting
”) on June 23, 2023. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.
Proposal 1: Election of two Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
Richard Heyman, Ph.D.	30,518,067	385,508	1,641,388
Samuel Kintz, M.B.A.	30,900,278	3,297	1,641,388
Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
32,543,338	1,460	165
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 8.01	Other Events.
As previously reported, on February 23, 2023, the Company effected a
1-for-4
reverse stock split of its common stock (the “
Reverse Stock Split
”) in connection with its merger with Enliven Inc. (formerly, Enliven Therapeutics, Inc.) (“
Former Enliven
”). In connection with such merger, the Company issued common stock to Former Enliven stockholders based on an exchange ratio of approximately 0.2951 shares of common stock for each share of Former Enliven capital stock (which exchange ratio reflects the Reverse Stock Split) (the “
Exchange Ratio
”). To reflect the Reverse Stock Split and the Exchange Ratio, the audited financial statements of Former Enliven as of December 31, 2022 and 2021 and for the years then ended have been recasted and are filed herewith as Exhibit 99.1. There have been no other changes to such financial statements.
The unaudited pro forma financial information of the Company as of March 31, 2023 and for the year ended December 31, 2022 and three-month period ended March 31, 2023 are filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Audited recasted financial statements of Former Enliven as of and for the years ended December 31, 2022 and 2021

99.2	Unaudited pro forma financial information of the Company as of March 31, 2023 and for the year ended December 31, 2022 and three-month period ended March 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLIVEN THERAPEUTICS, INC.

By:	/s/ Samuel Kintz
Samuel Kintz
President and Chief Executive Officer
Date: June 23, 2023